Exhibit 16.1

                 FEDERATED MUNICIPAL SECURITIES INCOME TRUST
                        UNANIMOUS CONSENT OF TRUSTEES

      The undersigned, being all of the Trustees of Federated Municipal Securities Income Trust (the "Trust"), hereby consent, in accordance with the laws of the Commonwealth of Massachusetts and Article V of the Declaration of Trust, and Article V, Section 8 of the Bylaws of the Trust, to the adoption of the following resolution with the same effect as though it had been adopted at the meeting of the Trustees:

      RESOLVED,   that the Board hereby authorizes the Secretary
                  and Assistant Secretaries of the Trust to sign in their place and stead, by power of attorney, the Registration Statement on Form N-14 relating to: the proposed reorganization of Sentinel New York Tax-Free Income Fund into
                  Federated New York Municipal Income Fund, a portfolio of the Trust; and the proposed reorganization of Sentinel Pennsylvania
                  Tax-Free Income Fund into Federated
                  Pennsylvania Municipal Income Fund, a portfolio of the Trust.
      WITNESS the due execution hereof this 15th day of May, 2006.

          /s/ John F. Donahue                   /s/ Lawrence D. Ellis, M.D.
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            John F. Donahue                       Lawrence D. Ellis, M.D.

         /s/ Thomas G. Bigley                      /s/ Peter E. Madden
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            Thomas G. Bigley                          Peter E. Madden

         /s/ John T. Conroy, Jr.                /s/ Charles F. Mansfield, Jr
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           John T. Conroy, Jr.                   Charles F. Mansfield, Jr.

     /s/ Nicholas P. Constantakis              /s/ John E. Murray, Jr. J.D.
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        Nicholas P. Constantakis                  John E. Murray, Jr. J.D.

         /s/ John F. Cunningham                    /s/ Marjorie P. Smuts
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           John F. Cunningham                        Marjorie P. Smuts

       /s/ J. Christopher Donahue                    /s/ John S. Walsh
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         J. Christopher Donahue                        John S. Walsh

                                                     /s/ James F. Will
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                                                       James F. Will